Exhibit 10.3

Amendment No. 9

to the

Amended and Restated Airbus A350 XWB Purchase Agreement

dated as of October 2, 2007

between

AIRBUS S.A.S.

and

AMERICAN AIRLINES, INC.

This Amendment No. 9 to the Amended and Restated Airbus A350 XWB Purchase Agreement between Airbus S.A.S. and American Airlines, Inc. (as successor in interest to US Airways, Inc.) (this “Amendment”) is entered into as of April 24, 2017 by and between Airbus S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and American Airlines, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, U.S.A., as successor by merger to US Airways, Inc. (the “Buyer”).

W I T N E S S E T H

WHEREAS, the Buyer and the Seller entered into an Amended and Restated Airbus A350 XWB Purchase Agreement, dated as of October 2, 2007 (together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time, hereinafter called the “Agreement”);

WHEREAS, the Buyer and the Seller entered into an Airbus A320 Family Aircraft Purchase Agreement, dated as of July 20, 2011 (together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time, hereinafter called the “Airbus A320 Agreement”);

WHEREAS, the Buyer and the Seller have agreed to amend the Scheduled Delivery Months applicable to the Aircraft as set forth herein; and

WHEREAS, the Buyer and the Seller have agreed to amend certain additional terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1.	DELIVERY

1.1	The Seller and the Buyer agree to reschedule the Scheduled Delivery Month of each of the ten (10) Aircraft identified in Clause 9.1.1 of the Agreement with [*CTR].

1.2	Clause 9.1.1 of the Agreement is hereby deleted and restated to read in its entirety as follows:

QUOTE

9.1.1      Subject to any delay contemplated by Clauses 2, 7, 8, 10, 11.2, 18 or 21.2.1 of this Agreement, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following months (each, a “Scheduled Delivery Month”).

Year	Original CAC ID Number	New CAC ID Number	Aircraft	Scheduled Delivery Month
2020	[*CTR] [*CTR]	[*CTR] [*CTR]	A350-900 XWB Aircraft A350-900 XWB Aircraft	[*CTR] [*CTR]
2021	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR]	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR]	A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR]
2022	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR]	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR]	A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR]
2023	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR]	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR]	A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft]	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR]
2024	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR]	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR]	A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft A350-900 XWB Aircraft	[*CTR] [*CTR] [*CTR] [*CTR] [*CTR]
TOTAL	22

UNQUOTE

1.3

Appendix B to the Amended and Restated Letter Agreement No. 12 to the Agreement dated as of December 20, 2013 is hereby deleted in its entirety and replaced with the Appendix B attached hereto as Exhibit A.

AA – Amendment No. 9 to

Amended and Restated Airbus A350 XWB Purchase Agreement

EXECUTION

CONFIDENTIAL

2/7

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	PREDELIVERY PAYMENTS

2.1	The parties agree that effective as of the date of this Amendment, the [*CTR] in accordance with Clause 2.2, below.

2.2	The Seller has [*CTR], in respect of the Aircraft. Of such [*CTR],

(i)	[*CTR] in accordance with clause 5.2.3 of the Agreement,

(ii)	[*CTR] (as such term is defined in the Airbus A320 Agreement):

a.

[*CTR]

b.

[*CTR]

c.

[*CTR]; and

(iii)	[*CTR]:

a.

[*CTR]

b.

[*CTR]

c.

[*CTR]

d.

[*CTR]

e.

[*CTR]

f.

[*CTR]

g.

[*CTR].

3.	ESCALATION CAP

Paragraph 2.1 of Third Amended and Restated Letter Agreement No. 5 is hereby deleted in its entirety and restated to read as follows:

QUOTE

[*CTR]

UNQUOTE

AA – Amendment No. 9 to

Amended and Restated Airbus A350 XWB Purchase Agreement

EXECUTION

CONFIDENTIAL

3/7

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.	[*CTR]

4.1	Notwithstanding Paragraph 17 of Amended and Restated Letter Agreement No. 7, the [*CTR].

4.2	Notwithstanding Paragraph 18 of Amended and Restated Letter Agreement No. 7, the [*CTR].

5.	CUSTOMIZATION

A new Clause 2.5 that reads as follows is hereby added to the Agreement:

QUOTE

2.5	Continued Customization

Notwithstanding the fact that the parties have already achieved Contractual Definition Freeze in accordance with Clause 2.2 of the Agreement, the Buyer shall [*CTR] prior to the Scheduled Delivery Month of the first Aircraft.

UNQUOTE

6.	EFFECT OF AMENDMENT

6.1

Upon execution, this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

6.2

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

7.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.7 of the Agreement.

8.	GOVERNING LAW

The governing law shall be as set forth in Clause 22.4 of the Agreement.

AA – Amendment No. 9 to

Amended and Restated Airbus A350 XWB Purchase Agreement

EXECUTION

CONFIDENTIAL

4/7

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9.	COUNTERPARTS

This Amendment may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

AA – Amendment No. 9 to

Amended and Restated Airbus A350 XWB Purchase Agreement

EXECUTION

CONFIDENTIAL

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

AMERICAN AIRLINES, INC.	AIRBUS S.A.S.

By: /s/ Thomas T. Weir	By: /s/ Christophe Mourey

Its:	Its: Senior Vice President Contracts

AA – Amendment No. 9 to

Amended and Restated Airbus A350 XWB Purchase Agreement

CONFIDENTIAL

EXHIBIT A to AMENDMENT No. 9

APPENDIX B TO

THE AMENDED AND RESTATED LETTER AGREEMENT NO. 12

Planning for the delivery of the A350-900/Trent XWB 84,000 lb aircraft:

Scheduled Delivery Quarter	Year	Quantity
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]		[*CTR]

AA – Amendment No. 9 to

Amended and Restated Airbus A350 XWB Purchase Agreement

EXECUTION

CONFIDENTIAL

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]